ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Flexible Income

Supplement dated February 15, 2008 to the Contract Prospectus and
Statement of Additional Information, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your current variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus and SAI for future reference.

1.	Effective January 31, 2008, ING FMRSM Large Cap Growth Portfolio changed its name to ING Van Kampen Large Cap Growth Portfolio. Accordingly, effective January 31, 2008, all references to ING
FMRSM Large Cap Growth Portfolio in the Contract Prospectus and SAI are deleted and replaced with ING Van Kampen Large Cap Growth Portfolio.

2.	The information for ING FMRSM Large Cap Growth Portfolio appearing in the Contract Prospectus under Appendix II –Description of Underlying Funds is hereby deleted and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective(s)
ING Investors Trust – ING Van Kampen Large Cap Growth Portfolio (formerly ING FMRSM Large Cap Growth Portfolio)	Directed Services LLC Subadviser: Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)	Seeks growth of capital over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

3.	On December 5, 2007, the Boards of Directors of ING Partners, Inc. and ING Investors Trust approved a proposal to reorganize certain Portfolios into the following respective “Surviving Portfolios.” Subject to approval by each Portfolio’s shareholders, after the close of business on April 25, 2008 the following Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolio	Surviving Portfolio
ING JPMorgan International Portfolio	ING Templeton Foreign Equity Portfolio
ING Van Kampen Large Cap Growth Portfolio	ING Van Kampen Capital Growth Portfolio

Accordingly, effective after the close of business on April 25, 2008, investments in the Disappearing
Portfolios will automatically become investments in the Surviving Portfolios, as follows:

  I Class of the ING Templeton Foreign Equity Portfolio will automatically be added to your contract, and all existing account balances invested in the ING JPMorgan International Portfolio (I Class) will automatically become investments in the ING Templeton Foreign Equity Portfolio (I Class).
  Class I of the ING Van Kampen Capital Growth Portfolio will automatically be added to your contract, and all existing account balances invested in the ING Van Kampen Large Cap Growth Portfolio (Class I) will automatically become investments in the ING Van Kampen Capital Growth Portfolio (Class I).
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As a result of the reorganizations, effective April 28, 2008, all references to the Disappearing Portfolios in the Contract Prospectus and SAI are hereby deleted.

4.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus will not change as a result of the reorganizations. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

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